Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Taxes
17.          Income Taxes

Box Ships and certain of its subsidiaries are incorporated either in the Marshall Islands or Liberia and under the laws of the Marshall Islands and Liberia, are not subject to income taxes.

Two of the subsidiaries are incorporated in Hong Kong and their vessels are flying a Liberian flag. Pursuant to the relevant provisions of the Hong Kong Inland Revenue Ordinance, the related charter hire income should not be subject to Hong Kong profits tax since the vessels did not navigate solely or mainly within Hong Kong waters during 2013, 2014 and 2015.

For the years ended December 31, 2013, 2014 and 2015, the Company was not subject to United States federal income taxation in respect of income that is derived from the international operation of ships and the performance of services directly related as it qualified for the exemption of Section 883.